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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

       Date of Report  (date of earliest event reported):   October 22, 1997


                           MONEYGRAM PAYMENT SYSTEMS, INC.
                (Exact Name of Registrant as Specified in its Charter)



         Delaware                        1-14350               84-1327808
_________________________________  _____________________     ________________
(State or other jurisdiction       (Commission File No.)      (IRS Employer
    of incorporation)                                      Identification No.)


    7401 W. Mansfield Ave., Lakewood, CO                         80235
____________________________________________                __________________
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            303-716-6800
                                                            __________________

                             Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, MoneyGram Payment Systems, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of, the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MONEYGRAM PAYMENT SYSTEMS, INC.


                                       By:  /S/ JAMES F. CALVANO
                                            ___________________________
                                            James F. Calvano
                                            Chairman and Chief Executive
                                              Officer


Dated:   October 22, 1997


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